UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

LOTTERY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38508	81-1996183
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

20808 State Hwy 71W, Unit B

Spicewood, Texas 78669

(Address of Principal Executive Offices)

(737) 309-4500

(Registrant’s Telephone Number including Area Code)

 (Former name or address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $230.00	LTRYW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On October 23, 2023, the Board of Directors (the “Board”) of Lottery.com Inc. (the “Company”), in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and the Corporation’s Second Amended and Restated Certificate of Incorporation, approved a resolution to amend and restate the Amended and Restated Bylaws of the Corporation (as so amended, the “Second Amended and Restated Bylaws”).

Among other things, the amendments:

(1)	incorporate and update procedural and informational requirements for director nominations by stockholders in light of the U.S. Securities and Exchange Commission’s adoption of the rules set forth in Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended;

(2)	update the procedures relating to the presentation of stockholder proposals at meetings of the Company’s stockholders;

(3)	reduce the number of shares that are required to be present at a meeting of the Company’s stockholders for establishing a quorum from a majority of the outstanding to one-third;

(4)	update the availability of the list of stockholders entitled to vote at a meeting of the Company’s stockholders in accordance with updated Section 219 of the DGCL; and

(5)	make certain other technical, conforming, modernizing, and clarifying changes.

The foregoing summary and description of the provisions of the Second Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Lottery.com, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.Com Inc.

Date: October 25, 2023	By:	/s/ Matthew McGahan
	Name:	Matthew McGahan
	Title:	Interim Chief Executive Officer